UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 17, 2022

HEXION INC.
(Exact Name of Registrant as Specified in Its Charter)
New Jersey
(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad St., Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)
614-225-4000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None		None
    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company  ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.02(e)

On February 17, 2022, the Board of Directors (the “Board”) of Hexion Holdings Corporation, the indirect parent company of Hexion Inc. (the “Company”), approved the 2022 annual incentive compensation plan for employees of the Company, including the Company’s named executive officers (the “2022 IC Plan”).

Under the 2022 IC Plan, named executive officers have the opportunity to earn cash bonus compensation based upon the achievement of certain global company, business unit and/or corporate performance targets established with respect to the plan. The performance targets are established based on the following performance criteria: EBITDA (earnings before interest, taxes, depreciation and amortization) adjusted to exclude certain non-cash, certain non-recurring expenses and discontinued operations (“Segment EBITDA”); environmental, health & safety (“EH&S”) targets, which measure occupational illness and injury rates, and total environmental incidents; and cash flow.

The performance criteria for participants are weighted by component. Participants have 65% of their incentive compensation tied to achieving corporate or business unit Segment EBITDA targets, 10% tied to the achievement of corporate EH&S goals, and 25% tied to the achievement of corporate cash flow targets. Minimum, target and maximum thresholds were established for the Segment EBITDA, EH&S and cash flow performance criteria.

The payouts for achieving the minimum thresholds for Segment EBITDA and cash flow are a percentage of the allocated target award for the component (beginning at 1%). The payout for achieving the minimum threshold for EH&S goals is 30% of the allocated target award for the component. The payouts for achieving the maximum thresholds are 200% of the allocated target award. Each performance measure under the 2022 IC Plan acts independently such that a payout of one element is possible even if the minimum threshold for another is not achieved.

The foregoing description is qualified by reference to the 2022 IC Plan, which will be filed with the Company’s Annual Report on Form 10-K for the period ended December 31, 2021.

Item 9.01         Exhibits
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEXION INC.

Date:	February 23, 2022	/s/ George F. Knight
George F. Knight
Executive Vice President, Chief Financial Officer